UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

W.P. CAREY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Exhibit 99.1

VIEW MATERIALS & VOTE w SCAN TO W. P. CAREY INC. ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E50738-S75678 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. W. P. CAREY INC. The Board of Directors recommends you vote FOR Proposal 1: For Against Abstain ! ! ! 1. To consider and vote upon a proposal to approve the issuance of validly issued, fully paid and non-assessable shares of W. P. Carey common stock, $0.001 par value per share ("W. P. Carey Common Stock"), under Rule 312.03 of the NYSE Listed Company Manual (the "Stock Issuance") in connection with the consummation of the Merger (as defined below) pursuant to the terms and conditions set forth in the Agreement and Plan of Merger dated as of June 17, 2018 (the "Merger Agreement"), by and among Corporate Property Associates 17 – Global Incorporated ("CPA:17 – Global"), W. P. Carey, the ultimate parent of the external manager of CPA:17 – Global, CPA:17 Merger Sub LLC, an indirect wholly owned subsidiary of W. P. Carey ("Merger Sub"), and the other parties thereto, and the other transactions contemplated thereby pursuant to which CPA:17 – Global will merge with and into Merger Sub, and Merger Sub will continue as the surviving entity and as an indirect wholly owned subsidiary of W. P. Carey (the "Merger"), and the separate existence of CPA:17 – Global will cease. To consider and vote upon any adjournments or postponements of the W. P. Carey Special Meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposal above. . 2. ! ! ! Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. E50739-S75678 REVOCABLE PROXY W. P. CAREY INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OCTOBER 29, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of W. P. Carey Inc., a Maryland corporation (the "Company"), hereby appoints Jason E. Fox and Susan C. Hyde, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, 27th Floor, New York, New York 10020, on October 29, 2018, at 4:00 p.m. Eastern Time, and any adjournment or postponement thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise, and to represent the undersigned at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side